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                          BRIGGS & STRATTON CORPORATION

                           FORM 8-K Dated May 20, 2002

                                 Exhibit No. 99


                BRIGGS & STRATTON CORPORATION SELECTS DELOITTE &
                         TOUCHE AS INDEPENDENT AUDITOR

MILWAUKEE, May 23, 2002/PR Newswire/-Briggs & Stratton Corporation (NYSE:BGG)


     Briggs & Stratton Corporation (NYSE: BGG) announced today it has appointed Deloitte & Touche LLP as the Corporation's independent auditors for fiscal year 2002.



/CONTACT: James E. Brenn, Senior Vice President and Chief Financial Officer, Briggs & Stratton Corporation, 414-259-5333/(BGG)


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